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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

       Date or report (Date of earliest event reported) December 18, 1997
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                              EDELBROCK CORPORATION
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             (Exact name of Registrant as specified in its charter)



           Delaware                        0-24802               33-0627520
(State or other jurisdiction of     (Commission File No.)      (IRS Employer
         incorporation                                       Identification No.)



           2700 California Street, Torrance CA                      90503
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        (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:             310-781-2222
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                                 Not Applicable
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                            (Former name and address)


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ITEM 5.       OTHER EVENTS.
               On December 18, 1997, Edelbrock Corporation announced in the press release attached hereto as Exhibit 99.1 that it would take a pre-tax charge against earnings of approximately $1.9 million (approximately $1.2 million after tax) for the quarter ended December 25, 1997 to account for certain trade receivables with Super Shops, Inc.

ITEM 7.       INDEX TO EXHIBITS.
              99.1 Press Release



                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.



Date:   December 18, 1997                By:   Jeffrey L. Thompson
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                                               Jeffrey L. Thompson,

                                         Its:  Executive Vice President
                                               Chief Operating Officer and
                                               Director